Exhibit 10.17

ACCESSION AGREEMENT

To:	BARCLAYS BANK PLC as Facility Agent

From: ARAMARK	IRELAND HOLDINGS LIMITED, ARAMARK HOLDINGS GMBH & CO. KG and ARAMARK GMBH

Date:	22 September 2004

ARAMARK IRELAND HOLDINGS LIMITED – £150,000,000 Credit Agreement

dated 21 June 2004, as amended by the amendment letter dated 22 September 2004

(“the Agreement”)

We refer to the Agreement. This is an Accession Agreement.

Each of ARAMARK Holdings GmbH & Co. KG (of Martin-Behaim-Strasse 6, 63263 Neu-Isenburg, Germany) and ARAMARK GmbH (of Martin-Behaim-Strasse 6, 63263 Neu-Isenburg, Germany) agrees to become an Additional Borrower and to be bound by the terms of the Agreement as an Additional Borrower.

This Accession Agreement is governed by English law.

[SIGNATURE PAGE FOLLOWS]

ARAMARK IRELAND HOLDINGS LIMITED

By:	/s/ John B. Benjamin
Name:	John B. Benjamin
Title:	Director

ARAMARK HOLDINGS GMBH & CO. KG

By:	ARAMARK MANAGEMENT GMBH, its general partner

By:	/s/ Udo Luerssen	By:	/s/ Uli Böpple
Name:	Udo Luerssen	Name:	Uli Böpple
Title:	Managing Director (Vorsitzender dar Geschäftsfübrung)	Title:	Managing Director (Geschäftsführer)

ARAMARK GMBH

By:	/s/ Udo Luerssen	By:	/s/ Uli Böpple
Name:	Udo Luerssen	Name:	Uli Böpple
Title:	Managing Director	Title:	Managing Director
	(Vorsitzender dar Geschäftsfübrung)		(Geschäftsführer)

[SIGNATURE PAGE TO ACCESSION AGREEMENT]